                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 1995

                              Mycogen Corporation
                              -------------------
             (Exact name of registrant as specified in its charter)

California                              0-15881                 95-3802654
----------                              -------                 ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation)                                              Identification No.)



                5501 Oberlin Drive, San Diego California, 92121
                -----------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 619-453-8030

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

1. QUARTERLY OPERATING REVENUES BY SEGMENT (UNAUDITED)

     The Company has elected to report quarterly operating revenues by segment for the fiscal year ended August 31, 1995 as a result of the change in fiscal year end. The new fiscal quarters end in November, February, May and August. Seed operating revenues are concentrated mainly in the second and third fiscal quarters and Crop Protection operating revenues are concentrated mainly in the third and fourth quarters. Second and third quarter seed operating revenues include estimates for returns that generally occur during the fourth quarter. Consequently, fourth quarter seed operating revenues include adjustments for those earlier estimates. Operating revenues for the fiscal year ended August 31, 1995 are as follows:

                                               Quarter
(In thousands)                First     Second     Third      Fourth
                             -------   --------   --------   --------
Seed                        $    596  $  23,909  $  44,439  $  (3,615)
Crop Protection Services       8,913      3,752     11,430     16,745
                             -------   --------   --------   --------
                            $  9,509  $  27,661  $  55,869  $  13,130
                             =======   ========   ========   ========

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2. CHANGE IN STATE OF INCORPORATION FROM DELAWARE TO CALIFORNIA

     The Company was reincorporated from Delaware to California on October 26, 1995 (the "Reincorporation") in accordance with an Agreement and Plan of Merger. The Reincorporation was approved by the Company's Board of Directors and shareholders on April 20, 1995. The Reincorporation was accomplished by merging Mycogen Corporation, a Delaware corporation ("Mycogen-Delaware") into a wholly-owned California subsidiary called Mycogen California, Inc. ("Mycogen-California") formed for purposes of the Reincorporation. Each outstanding share of Mycogen-Delaware's capital stock was exchanged for a corresponding share of capital stock of Mycogen-California. Upon the completion of the Reincorporation, Mycogen-California changed its name to Mycogen Corporation, a California corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) No financial statements are required to be filed with this Form 8-K because the capital structure and the balance sheet of the Company immediately after the reincorporation was the same as its predecessor.

(b)  No pro forma financial information is required to be filed with this Form
     8-K.


(c)  Exhibits.
     ---------

     Exhibit Number          Description
     --------------          -----------
           2.1               Agreement and Plan of Merger of Mycogen
                             Corporation, a Delaware corporation and Mycogen
                             California, Inc., a California corporation.

           3.1               Articles of Incorporation of the Company.

           3.2               Bylaws of the Company.

           3.3 Certificate of Determination of Rights, Preferences and Privileges of Series B Junior Participating Preferred Stock of Mycogen Corporation.

           4.1 Specimen of Common Stock Certificate, $0.001 par value.

           4.2               Amended and Restated Rights Agreement.

           10.1 Form of Indemnity Agreement between the Company and each of its directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Mycogen Corporation
                            -------------------
                            (Registrant)

Date:  November 28, 1995    /s/ James A. Baumker
       -----------------    --------------------
                            James A. Baumker
                            Vice President,
                            Chief Financial Officer,
                            Chief Accounting Officer

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